UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2007

AVALON PHARMACEUTICALS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32629	52-2209310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

20358 Seneca Meadows Parkway, Germantown, Maryland		20876
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	301-556-9900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 7, 2007 Avalon Pharmaceuticals, Inc. issued a press release announcing its results of operations for the fiscal quarter ended September 30, 2007. The full text of the press release is furnished with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.1 - Press Release dated November 7, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON PHARMACEUTICALS, INC.

November 7, 2007	By:	/s/ Thomas G. David, Esq.

Name: Thomas G. David, Esq.
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated November 7, 2007